UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2022

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue Irvine, California, 92614
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 430-6400

(Former Name or Former Address, if Changed Since Last Report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.

On July 28, 2022, Resources Connection, Inc. issued a press release announcing its financial results for the quarter and year ended May 28, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01          Other Events.

On July 27, 2022, the Board of Directors approved a cash dividend of $0.14 per share on the Company’s common stock. The dividend is payable on September 21, 2022 to stockholders of record at the close of business on August 24, 2022. The Company’s Board of Directors will assess and approve future dividends quarterly. The full text of the Company’s press release, issued on July 28, 2022, announcing the quarterly dividend payment is included as Exhibit 99.2 to this report.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release entitled “Resources Connection, Inc. Reports Financial Results for Fourth Quarter and Full Fiscal Year 2022,” issued July 28, 2022.
99.2	Press Release entitled “Resources Connection, Inc. Announces Quarterly Dividend and Dividend Payment Date,” issued July 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2022	RESOURCES CONNECTION, INC.

	By:	/s/ KATE W. DUCHENE
Kate W. Duchene
President and Chief Executive Officer